BERWYN FUND

a series of THE BERWYN FUNDS

2001

ANNUAL REPORT

Shareholders Services                                                                                          a no load
c/o PFPC Inc.                                                                                                    mutual fund
P. O. Box 8821
Wilmington, DE 19899                                                                                  (800) 992-6757

2001 Annual Report
BERWYN FUND
a series of THE BERWYN FUNDS

January 25, 2002                                                               Net Asset Value Per Share: $20.03

Dear Berwyn Fund Shareholder:

Berwyn Fund's ("BF") net asset value rose from $16.52 to $20.07 for the year 2001. In addition, BF paid a dividend of $1.21 during the month of December which resulted in a total annual return of 28.93 percent. As shown in the accompanying financial statements, the majority of the dividend was in the form of a long-term capital gain which is beneficial to our shareholders with taxable accounts.

BF's annual gain compared favorably with the prior year's return of 2.10 percent. BF's performance also compared favorably on a total return basis with those of the leading stock market indices. For example, for the year 2001 the Dow Jones Industrial Average and S & P 500 declined 5.44 and 11.88 percent, respectively. Reflecting the strength in stocks with smaller capitalizations, the Russell 2000 gained 1.03 percent.

The year 2001 was one in which investors remained wary of previously popular stocks which, in prior years, sold at unprecedented valuations. Although popular stock indices have been declining since the first half of 2000, corporate earnings have been falling at a faster rate. Consequently, prices which investors are paying for stocks in relation to underlying earnings have actually risen in many cases over the past year. In our opinion, unless corporate earnings begin to advance sharply this year, it is difficult to envision a meaningful advance in the major stock averages.

In the past year we have been concentrating on building a diversified portfolio of companies characterized by experienced management, solid operating records and a focused strategy which separates them from their peers. As our longer term shareholders know, we attempt to purchase the stock of such companies at valuations which are historically attractive. In simplest terms, we attempt to buy the business for less than it would sell for, in its entirety, in a private transaction. We believe that the decline in secondary stocks during 1998 and 1999, plus the drop in high technology stocks and the effects of the recent recession, have created many attractive potential opportunities for BF. These opportunities fall across a broad range of both old and new economy stocks.

Last year the stocks in BF's portfolio which appreciated most were: CACI International, a provider of information technology products and services, Frontier Oil, a petroleum refiner, Ansys, a developer of software solutions for the production of manufactured products, Dixie Group, a manufacturer of carpeting, and Dole Food, a vertically integrated provider of foods and fresh-cut flowers. Since year-end we have sold CACI due to the dramatic run-up in price it experienced last year. Frontier Oil and Ansys continue to have further price appreciation potential, in our judgment, and remain in the portfolio. Both Dixie Group and Dole are turnaround situations which we believe have additional upside potential.

Our results in 2002 will depend, in part, upon the rate of economic growth in the United States. Based upon the economic data released in recent months, we foresee a gradual, but less-than-dynamic, recovery as low interest rates and government stimuli take effect. The financial and capital investment excesses of the late 1990's will probably moderate the enthusiasm of consumers and businessmen alike. A scenario of this type, should it occur, would not be in conflict with our present investment strategy.

At year-end there were 45 stocks in the portfolio, up from 41 equity holdings a year ago. Net assets in the Fund were $44.0 million, up from $26.9 million at the end of last year. Figure 1 illustrates the percentages of BF's assets allocated to different industry sectors. Although BF is broadly diversified, we were successful in avoiding certain sectors such as telecommunications, which performed poorly in 2001. The weighted average market capitalization of the stocks in the portfolio was $458 million at year-end. Wisconsin Energy had the largest market capitalization, $2,630 million and Data IO had the smallest market capitalization, $11.73 million. In order to ensure ample buying and selling liquidity in the portfolio, new investment candidates must have a market capitalization larger than $125 million.

Figure 1

The chart below compares the performance of BF with the Russell 2000 Index (the "Index") on a total return basis. The Index is a widely known and accepted indicator of small capitalization stock performance. Through 1997, results of BF correlated closely with the Index and then diverged during 1998 and 1999 when the Index experienced a superior performance. We believe our under-performance during those two years was attributable to the bull market in technology and Internet stocks which were strongly represented in the Index, but were largely absent from BF's portfolio. In our opinion, the BF's superior performance in 2000 and 2001 is a reflection of the return on the part of many investors to a more value oriented approach and the resulting decline in the aforementioned technology and Internet sectors.

In recognition of his critical contributions to BF's performance in recent years, Lee S. Grout was named co-manager this past September. Lee, a chartered financial analyst ("CFA"), has demonstrated a high level of commitment, hard work and insight to the investment process. We congratulate Lee and look forward to his continued involvement in guiding BF in the years ahead.

Very truly yours,

Robert E. Killen                          Lee S. Grout
President                                    Co-Manager

Note: Returns for BF are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PricewaterhouseCoopers, LLP

Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

To the Trustees and
Shareholders of Berwyn Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Fund (one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 18, 2002

171:
BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets:
Investments in Securities, at Market Value	$43,968,588
(Cost $32,629,366) (Note 2)
Receivables:
Dividends	25,035
Interest	1,597
Investment Securities Sold	27,319
Fund Shares Sold	2,000
Total Assets	44,024,539

Liabilities:
Accrued Expenses	12,689
Investment Advisory Fee Payable	34,999
Fund Shares Redeemed Payable	16,632
Total Liabilities	64,320

Net Assets: (1)
Applicable to 2,189,840 Outstanding Shares of
Common Stock, $1.00 Par Value
(Authorized 20,000,000 Shares)	$43,960,219

Net Asset Value and Offering Price Per Share
($43,960,219 / 2,189,840 Outstanding Shares)	$20.07

Minimum Redemption Price Per Share - 1% (Note 1)	$19.87

(1) On December 31, 2001 Net Assets consisted of the following:
Common Stock, Par Value $1.00	2,189,840
Paid-in Capital	30,434,492
Undistributed Net Investment Income	787
Accumulated Net Realized Loss	(4,122)
Net Unrealized Appreciation of Investment Securities	11,339,222
$43,960,219

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income:
Dividends	$896,490
Interest	56,717
Other Income	10,951

Total Investment Income		964,158

Expenses:
Investment Advisory Fee (Note 3)	374,737
Transfer Agent Fees	25,532
Custodian Fees	9,498
Professional Fees	15,944
Registration Fees	5,404
Trustees' Fees	4,337
Printing Costs	19,058
Office Expenses	8,530
Insurance	3,944

Total Expenses		466,984

Net Investment Income		497,174

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Sales of Investment Securities		2,078,143

Net Change in Unrealized Appreciation on
Investment Securities		6,120,727

Net Realized and Unrealized Gain on Investments		8,198,870

Net Increase in Net Assets Resulting from Operations:		$8,696,044

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/01	12/31/00
Increase in Net Assets from Investment Activities:
Net Investment Income	$497,174	$(95,911)
Net Realized Gain from Sales of
Investment Securities	2,078,143	12,630
Change in Net Unrealized Appreciation
on Investment Securities	6,120,727	55,055

Net Increase (Decrease) in Net Assets Resulting
from Operations	8,696,044	(28,226)
Distributions to Shareholders:
From Net Investment Income	(496,387)	0
From Realized Gain from Sales of Investments (Note 4)	(2,033,720)	0
Net Decrease in Net Assets Resulting from Distributions	(2,530,107)	0
Capital Share Transactions (1):
Net Proceeds from Sales of Shares	30,630,548	1,174,192
Cost of Shares Redeemed	(22,220,630)	(13,508,237)
Distributions Reinvested	2,437,039	0
Net Increase (Decrease) in Net Assets Resulting
from Capital Share Transactions	10,846,957	(12,334,045)

Total Increase (Decrease) in Net Assets	17,012,894	(12,362,271)

Net Assets:
Beginning of Year	26,947,325	39,309,596

End of Year	$43,960,219	$26,947,325

(1) Capital Shares Issued and Redeemed:
Shares Sold	1,555,100	74,284
Shares Redeemed	(1,120,037)	(872,725)
Distributions Reinvested	123,582	0
	558,645	(798,441)

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	YEAR ENDED
	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97

Net Asset Value, Beginning of Year	$16.52	$16.18	$16.96	$22.01	$19.69

Income from Investment Operations:
Net Investment Income (Loss)	0.30	(0.06)	(0.08)	(0.09)	0.00
Net Realized and Unrealized Gains
on Securities	4.46	0.40	(0.70)	(4.11)	5.06

Total from Investment Operations	4.76	0.34	(0.78)	(4.20)	5.06

Less Distributions:
Dividends from Net Investment Income	(0.24)	0.00	0.00	0.00	0.00
Distributions from Net Realized Gains	(0.97)	0.00	0.00	(0.85)	(2.74)

Total Distributions	(1.21)	0.00	0.00	(0.85)	(2.74)

Net Asset Value, End of Year	$20.07	$16.52	$16.18	$16.96	$22.01

Total Return	28.93%	2.10%	(4.60%)	(18.90%)	26.05%

Ratios/Supplemental Data:
Net Assets, End of Year (000)	$43,960	$26,947	$39,310	$62,862	$100,406

Ratio of Expenses to Average Net Assets	1.24%	1.64%	1.39%	1.20%	1.20%

Ratio of Net Investment Income (Loss)
To Average Net Assets	1.32%	(0.32%)	(0.39%)	(0.45%)	(0.02%)

Portfolio Turnover Rate	37%	16%	6%	19%	26%

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 2001

Number of
Shares	COMMON STOCKS - 91.1%	Value*

	AEROSPACE / DEFENSE - 2.0%
79,566	Ducommun Inc. +	$883,183

	BANKING - 2.7%
31,020	BSB Bancorp Inc.	735,174
16,000	First Essex Bancorp, Inc.	450,720
		1,185,894
	CHEMICALS - 4.5%
44,500	Chemfirst, Inc.	1,066,665
70,000	IMC Global, Inc.	910,000
		1,976,665
	COMMERCIAL PRINTING - 6.4%
57,700	Courier Corp.	2,033,348
82,900	Ennis Business Forms	795,840
		2,829,188
	COMPUTER & PERIPHERALS - 9.2%
55,900	Ansys+	1,375,699
34,000	CACI International +	1,341,640
219,855	Data I/O Corp. +	340,775
110,152	Printronix, Inc. +	974,845
		4,032,959
	CONSUMER PRODUCTS - 2.3%
52,400	Tupperware Corp.	1,008,700

	ELECTRONIC PRODUCTS - 2.0%
19,700	Barnes Group, Inc.	472,603
150,659	Wells-Gardner Electronics +	421,845
		894,448
	FOOD PRODUCTS - 3.1%
50,500	Dole Food Co.	1,354,915

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	FOREST & PAPER PRODUCTS - 2.4%
31,500	Greif Brothers Corp.	$1,037,925

	FURNITURE MANUFACTURING - 2.3%
46,323	La-Z-Boy, Inc.	1,010,768

	HEALTH CARE - 2.5%
37,000	Rehabcare Group, Inc. +	1,095,200

	INSURANCE - 3.2%
4,563	First American Financial Corp.	85,511
89,600	FPIC Insurance Group, Inc. +	1,326,080
		1,411,591
	MACHINERY MANUFACTURING - 3.0%
55,250	Hardinge, Inc.	513,825
46,244	Terex Corp. +	811,120
		1,324,945
	MANUFACTURED HOUSING - 2.6%
80,700	Drew Industries, Inc. +	867,525
39,000	Patrick Industries, Inc.	273,000
		1,140,525
	MEDICAL PRODUCTS & SERVICES - 5.2%
6,000	Invacare Corp.	202,260
156,776	Quidel Corp. +	1,205,607
88,900	Theragenics Corp. +	876,554
		2,284,421
	METALS & MINING - 7.6%
18,200	Impala Platinum - UNSP ADR	853,330
181,650	Westmoreland Coal Co. +**	2,470,440
		3,323,770

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	OIL & GAS EXPLORATION & PRODUCTION - 5.4%
60,200	Berry Petroleum Co.	$945,140
88,000	Callon Petroleum Co. +	602,800
78,600	Southwestern Energy Co. +	817,440
		2,365,380
	OIL REFINING - 2.9%
76,844	Frontier Oil Corp.	1,278,684

	PRECISION INSTRUMENTS - 1.7%
45,870	Esterline Technology Corp. +	734,379

	REAL ESTATE INVESTMENT TRUSTS - 1.6%
28,200	Health Care REIT, Inc.	686,670

	RESTAURANTS - 2.6%
39,300	IHOP Corp. +	1,151,490

	RETAIL INDUSTRY - 2.4%
46,600	Blair Corp.	1,053,160

	STEEL & STEEL PRODUCTS - 1.0%
39,100	AK Steel Holding Corp. +	444,958

	TELECOMMUNICATIONS EQUIPMENT - 2.3%
39,500	Adtran, Inc. +	1,005,670

	TEXTILES - 2.5%
88,040	Culp, Inc. +	334,552
172,649	Dixie Group, Inc. +	785,553
		1,120,105

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	TRANSPORTATION - 2.6%
2,100	Stolt-Nielsen S.A. - SP ADR	$32,571
44,000	Yellow Corp. +	1,104,400
		1,136,971
	UTILITIES - 2.5%
48,100	Wisconsin Energy Corp.	1,085,136

	WHOLESALE DISTRIBUTION - 2.6%
77,900	Handleman Corp. +	1,156,815

TOTAL COMMON STOCKS (Cost $28,437,293)		$40,014,515

Face
Amount	CORPORATE BONDS - 0%	Value*
$250,000	Campbell Resources, Inc. 7.5% CV 07/20/04	$12,000

TOTAL CORPORATE BONDS (Cost $250,000)		$12,000

Shares	SHORT-TERM INVESTMENTS - 8.9%	Value*
3,942,073	Blackrock Provident Institutional Temp Cash Fund	$3,942,073

TOTAL SHORT-TERM INVESTMENTS (Cost $3,942,073)		$3,942,073

TOTAL INVESTMENTS (Cost $32,629,366) - 100.0%		$43,968,588

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(8,369)

NET ASSETS - 100%		$43,960,219

------------------------------------------------------------------------------
* See Note 2 to the Financial Statements
** Considered to be an affiliate under the Investment Company Act of 1940
+ Non-Income Producing Security
SP ADR American Depositary Receipt sponsored by a U.S. depositary bank
CV Convertible Security
UNSP ADR An ADR not sponsored by a U.S. depositary bank

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2001

NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund (the "Fund") is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than one year, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. The Fund's short-term investment is valued at its net asset value on the valuation date. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securites Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are accounted for on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.
Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 364,222 shares of the Fund at December 31, 2001.

During the period ended December 31, 2001, the Fund paid $134,109 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions. This amount represents 95% of the total commissions paid by the Fund.

NOTE 4 - SECURITY TRANSACTIONS

During the period ended December 31, 2001, the Fund made purchases of $17,599,299 and sales of $12,569,813 of investment securities other than U.S. Government securities and temporary cash investments.

The net realized gains or losses on securities sold for the year ended December 31, 2001 for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 2001, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $11,339,222 of which $14,485,545 related to appreciated securities and $3,146,323 related to depreciated securities.

In 2001, distributions to shareholders from realized gains from sales of investments included long-term realized gains of $1,895,486 and short-term realized gains of $138,234. Short-term realized gains are treated as ordinary income for Federal income tax purposes.

The Fund utilized $34,000 of capital loss carryforwards to offset gains distributed to shareholders.

TRUSTEES OF THE BERWYN FUNDS
Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 12/31/01
Interested Trustee
Robert E. Killen (61) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the Adviser (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the Adviser from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF
Non-Interested Trustees
Denis P. Conlon (54) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	$50,001-$100,000 BF $10,000 - $50,000 BIF
Deborah D. Dorsi (46) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001-$50,000 BF $0 BIF